UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 12, 2007

MHI HOSPITALITY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-118873	20-1531029
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4801 Courthouse Street, Suite 201

Williamsburg, Virginia 23188

(757) 229-5648

(Address, including Zip Code and Telephone Number, including

Area Code, of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure required by this item is included in Item 5.02 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 12, 2007, the board of directors of MHI Hospitality Corporation (the “Company”), upon the recommendation of its Nominating, Corporate Governance, and Compensation Committee, elected James P. O’Hanlon, retired president and chief operating officer of Dominion Energy, as a new director. Mr. O’Hanlon, along with all incumbent directors, will be a nominee for the election of directors by stockholders at the 2007 Annual Meeting of Stockholders. Currently, Mr. O’Hanlon does not have any committee positions. There was no arrangement or understanding between Mr. O’Hanlon and any other persons pursuant to which Mr. O’Hanlon was selected as a director and there are no related persons transactions between Mr. O’Hanlon and the Company.

Mr. O’Hanlon was deemed by the board of directors to be “independent” as defined by Section 121A of the American Stock Exchange (AMEX) Company Guide. Mr. O’Hanlon fills the vacancy left by David J. Beatty who resigned from the board of directors on February 22, 2007, as previously reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2007. Upon Mr. Beatty’s resignation, only three directors of the six-person board of directors were independent. Sections 121A and 802(a) of the AMEX Company Guide require that each issuer have, and certify that it has and will continue to have a sufficient number of independent directors on its board of directors such that at least a majority of such directors are independent directors. On February 27, 2007, the Company notified AMEX of Mr. Beatty’s resignation and of the Company’s efforts to fill the board vacancy. Upon the appointment of Mr. O’Hanlon as director, the Company’s board of directors has four independent directors constituting a majority.

Mr. O’Hanlon will receive the standard compensation provided to all MHI non-employee independent directors. This compensation consists of a fee of $15,000 per year. The Company reimburses non-employee independent directors for actual travel and out-of-pocket expenses incurred in connection with their services. The non-employee director compensation program is described in further detail in the Company’s proxy statement for its 2006 Annual Meeting filed with the Securities and Exchange Commission on March 23, 2006.

A copy of the Company’s press release announcing the election of Mr. O’Hanlon is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release of MHI Hospitality Corporation dated March 15, 2007 announcing the election of James P. O’Hanlon to its Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2007

MHI HOSPITALITY CORPORATION

By:	/s/ Andrew M. Sims
Name:	Andrew M. Sims
Title:	President and Chief Executive Officer

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